UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2010

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On March 16, 2010, the Board of Directors (the “Board”) of Geron Corporation (the “Company”) authorized the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), to, among other things, amend existing provisions providing for advance notice of stockholder proposals and nominations (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and proposals brought (or nominations made) by or at the direction of the Board) in order to provide the Company and its stockholders with expanded and updated information that may be material to stockholders’ evaluation of such proposals and nominees, including, among other things, to:
  change the requirement for stockholders to provide advance notice of stockholder proposals or nominations at an annual meeting to provide that such advance notice shall be delivered to the principal executive office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to certain conditions;

  expand the disclosure requirements for stockholders making proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company, including derivative securities, voting arrangements, short positions or other interests, related to the Company and the Company’s common stock;

  require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal and any material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominees and their affiliates, on the other hand; and

  require that the additional disclosures discussed above be updated and supplemented, if necessary, so as to be accurate as of the record date for a meeting and as of shortly prior to the meeting.
     The amendments to the Bylaws also, among other things: (i) change the initial number of authorized directors to be elected to the Board to seven (7) members; (ii) amend the provisions relating to notice requirements to facilitate the giving of and allow the waiver of notice by electronic transmission; (iii) add procedures for the fixing of a record date in the event the Board does not fix a record date; and (iv) amend the Bylaws amendment provision to provide that the Bylaws may also be amended by stockholders holding at least sixty-six and two-thirds percent (66 2/3%) of the Company’s outstanding voting stock.

     A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to the full text thereof.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	March 19, 2010	By:	/s/ David L. Greenwood
		Name:	David L. Greenwood
		Title:	Executive Vice President, Chief Financial Officer